Putnam Income Strategies Portfolio
The fund's portfolio
5/31/21 (Unaudited)

COMMON STOCKS (29.8%)(a)
	Shares	Value
Basic materials (0.8%)
Axalta Coating Systems, Ltd.(NON)	248	$8,045
Cabot Corp.	37	2,352
Celanese Corp.	24	3,971
Chemours Co. (The)	113	4,060
Dow, Inc.	58	3,968
DuPont de Nemours, Inc.	481	40,688
Eastman Chemical Co.	88	11,035
FMC Corp.	16	1,867
Reliance Steel & Aluminum Co.	32	5,378
Sherwin-Williams Co. (The)	16	4,536
Weyerhaeuser Co.(R)	469	17,803

		103,703
Capital goods (1.9%)
AGCO Corp.	69	9,548
Allegion PLC (Ireland)	87	12,222
Allison Transmission Holdings, Inc.	105	4,443
Crown Holdings, Inc.	55	5,678
Cummins, Inc.	98	25,213
Deere & Co.	67	24,194
Dover Corp.	24	3,612
Gentex Corp.	165	5,858
Honeywell International, Inc.	175	40,409
Johnson Controls International PLC	295	19,629
Lockheed Martin Corp.	138	52,744
Nordson Corp.	26	5,764
Oshkosh Corp.	46	6,046
Republic Services, Inc.	67	7,315
Toro Co. (The)	18	2,000
Waste Management, Inc.	98	13,787

		238,462
Communication services (1.0%)
Altice USA, Inc. Class A(NON)	135	4,868
AT&T, Inc.	164	4,827
Comcast Corp. Class A	620	35,551
Equinix, Inc.(R)	21	15,471
Verizon Communications, Inc.	1,066	60,218

		120,935
Conglomerates (0.1%)
AMETEK, Inc.	84	11,348

		11,348
Consumer cyclicals (3.7%)
Amazon.com, Inc.(NON)	48	154,707
Best Buy Co., Inc.	234	27,200
Booz Allen Hamilton Holding Corp.	153	12,994
Brunswick Corp.	90	9,201
Discovery, Inc. Class A(NON)	45	1,445
FleetCor Technologies, Inc.(NON)	12	3,293
Ford Motor Co.(NON)	4,883	70,950
Gartner, Inc.(NON)	63	14,606
Hilton Worldwide Holdings, Inc.(NON)	138	17,287
Lowe's Cos., Inc.	108	21,042
Marriott International, Inc./MD Class A(NON)	222	31,875
O'Reilly Automotive, Inc.(NON)	40	21,405
PayPal Holdings, Inc.(NON)	83	21,582
Polaris, Inc.	90	11,810
PulteGroup, Inc.	58	3,352
Spectrum Brands Holdings, Inc.	22	1,956
Target Corp.	117	26,550
Tempur Sealy International, Inc.	194	7,469
TransUnion	21	2,247
Walmart, Inc.	64	9,090

		470,061
Consumer staples (2.0%)
Altria Group, Inc.	634	31,205
Campbell Soup Co.	38	1,849
Coca-Cola Co. (The)	414	22,890
Colgate-Palmolive Co.	71	5,948
Constellation Brands, Inc. Class A	20	4,794
Costco Wholesale Corp.	41	15,509
Darden Restaurants, Inc.	26	3,724
ManpowerGroup, Inc.	50	6,050
McDonald's Corp.	149	34,850
Mondelez International, Inc. Class A	291	18,487
PepsiCo, Inc.	246	36,393
Procter & Gamble Co. (The)	469	63,245
Sysco Corp.	44	3,564
Uber Technologies, Inc.(NON)	64	3,253
Yum! Brands, Inc.	31	3,719

		255,480
Energy (0.7%)
APA Corp.	163	3,390
Chevron Corp.	163	16,918
Cimarex Energy Co.	92	6,233
Devon Energy Corp.	182	4,834
Halliburton Co.	1,232	27,658
Schlumberger, Ltd.	645	20,208
Targa Resources Corp.	201	7,811
Williams Cos., Inc. (The)	155	4,083

		91,135
Financials (4.4%)
Aflac, Inc.	361	20,461
Alliance Data Systems Corp.	113	13,679
Allstate Corp. (The)	87	11,885
Ally Financial, Inc.	409	22,376
American Financial Group, Inc.	14	1,863
Ameriprise Financial, Inc.	84	21,827
AvalonBay Communities, Inc.(R)	33	6,829
Berkshire Hathaway, Inc. Class B(NON)	21	6,078
Boston Properties, Inc.(R)	38	4,467
Capital One Financial Corp.	26	4,180
CBRE Group, Inc. Class A(NON)	157	13,781
Citigroup, Inc.	899	70,760
Discover Financial Services	33	3,870
Duke Realty Corp.(R)	81	3,763
Equitable Holdings, Inc.	325	10,319
Equity Lifestyle Properties, Inc.(R)	52	3,685
Fidelity National Financial, Inc.	79	3,712
First Industrial Realty Trust, Inc.(R)	117	5,925
Gaming and Leisure Properties, Inc.(R)	147	6,815
Goldman Sachs Group, Inc. (The)	117	43,526
Invitation Homes, Inc.(R)	104	3,772
Jefferies Financial Group, Inc.	265	8,514
Jones Lang LaSalle, Inc.(NON)	22	4,450
JPMorgan Chase & Co.	617	101,336
Lamar Advertising Co. Class A(R)	61	6,394
Lincoln National Corp.	44	3,071
Medical Properties Trust, Inc.(R)	294	6,224
MetLife, Inc.	655	42,811
MGIC Investment Corp.	162	2,385
Morgan Stanley	376	34,197
Principal Financial Group, Inc.	160	10,462
SEI Investments Co.	54	3,426
Simon Property Group, Inc.(R)	25	3,212
SLM Corp.	431	8,728
Synchrony Financial	523	24,795
Unum Group	199	6,163

		549,741
Health care (3.6%)
10x Genomics, Inc. Class A(NON)	89	16,020
Abbott Laboratories	268	31,262
AbbVie, Inc.	136	15,395
ABIOMED, Inc.(NON)	38	10,814
Alexion Pharmaceuticals, Inc.(NON)	12	2,119
Align Technology, Inc.(NON)	65	38,360
Alkermes PLC(NON)	148	3,355
AmerisourceBergen Corp.	103	11,818
Biogen, Inc.(NON)	106	28,353
Bristol-Myers Squibb Co.	1,076	70,715
Cardinal Health, Inc.	218	12,223
Edwards Lifesciences Corp.(NON)	306	29,345
Eli Lilly and Co.	202	40,347
HCA Healthcare, Inc.	20	4,296
Humana, Inc.	49	21,447
Jazz Pharmaceuticals PLC(NON)	12	2,138
Johnson & Johnson	137	23,187
Laboratory Corp. of America Holdings(NON)	48	13,175
McKesson Corp.	110	21,163
Medtronic PLC	167	21,141
Merck & Co., Inc.	365	27,700
Vertex Pharmaceuticals, Inc.(NON)	52	10,849
Zimmer Biomet Holdings, Inc.	19	3,198

		458,420
Technology (10.2%)
Accenture PLC Class A	213	60,100
Activision Blizzard, Inc.	276	26,841
Adobe, Inc.(NON)	123	62,063
Advanced Micro Devices, Inc.(NON)	38	3,043
Alphabet, Inc. Class A(NON)	78	183,834
Amdocs, Ltd.	72	5,623
Apple, Inc.	1,674	208,597
Applied Materials, Inc.	81	11,189
Arrow Electronics, Inc.(NON)	35	4,212
Autodesk, Inc.(NON)	133	38,019
Cadence Design Systems, Inc.(NON)	156	19,810
Cisco Systems, Inc./California	996	52,688
Cognizant Technology Solutions Corp. Class A	218	15,600
DocuSign, Inc.(NON)	10	2,016
DXC Technology Co.(NON)	192	7,281
eBay, Inc.	204	12,420
Facebook, Inc. Class A(NON)	60	19,724
Fidelity National Information Services, Inc.	24	3,576
Fortinet, Inc.(NON)	143	31,251
Garmin, Ltd.	41	5,832
GoDaddy, Inc. Class A(NON)	187	15,140
IBM Corp.	27	3,881
Intuit, Inc.	146	64,107
Leidos Holdings, Inc.	101	10,378
Manhattan Associates, Inc.(NON)	42	5,711
Microsoft Corp.	472	117,849
NVIDIA Corp.	158	102,665
Palo Alto Networks, Inc.(NON)	9	3,269
Pinterest, Inc. Class A(NON)	627	40,943
Qualcomm, Inc.	520	69,961
Roku, Inc.(NON)	97	33,631
ServiceNow, Inc.(NON)	8	3,791
Synopsys, Inc.(NON)	55	13,989
Take-Two Interactive Software, Inc.(NON)	8	1,484
Veeva Systems, Inc. Class A(NON)	58	16,898

		1,277,416
Transportation (0.5%)
CSX Corp.	37	3,704
FedEx Corp.	6	1,889
Norfolk Southern Corp.	14	3,933
Old Dominion Freight Line, Inc.	99	26,280
Ryder System, Inc.	55	4,498
Union Pacific Corp.	60	13,484
United Parcel Service, Inc. Class B	38	8,155

		61,943
Utilities and power (0.9%)
AES Corp. (The)	59	1,499
American Electric Power Co., Inc.	200	17,200
Entergy Corp.	74	7,789
Exelon Corp.	435	19,627
Kinder Morgan, Inc.	661	12,123
NRG Energy, Inc.	323	10,384
Public Service Enterprise Group, Inc.	177	10,995
Southern Co. (The)	455	29,085

		108,702

Total common stocks (cost $3,110,533)		$3,747,346

INVESTMENT COMPANIES (1.5%)(a)
	Shares	Value
SPDR S&P 500 ETF Trust	395	$165,916
SPDR S&P MidCap 400 ETF Trust	45	22,399

Total investment companies (cost $185,871)		$188,315

COMMODITY LINKED NOTES (1.3%)(a)(CLN)
	Principal amount	Value
Goldman Sachs International 144A notes zero %, 2022 (Indexed to the S&P GSCI Light Energy Excess Return Index multiplied by 3)	$105,000	$158,827

Total commodity Linked Notes (cost $105,000)		$158,827

SHORT-TERM INVESTMENTS (68.7%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.08%(AFF)	Shares	7,622,812	$7,622,812
U.S. Treasury Bills 0.088%, 7/8/21(SEG)(SEGCCS)		$150,000	149,998
U.S. Treasury Bills 0.041%, 6/10/21		430,000	430,000
U.S. Treasury Bills 0.035%, 6/17/21(SEG)(SEGCCS)		430,000	430,000

Total short-term investments (cost $8,632,788)			$8,632,810
TOTAL INVESTMENTS

Total investments (cost $12,034,192)			$12,727,298

FUTURES CONTRACTS OUTSTANDING at 5/31/21 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	5	$585,348	$584,250	Jun-21	$36,977
MSCI Emerging Markets Index (Long)	2	136,078	136,090	Jun-21	809
NASDAQ 100 Index E-Mini (Long)	1	273,730	273,730	Jun-21	18,920
Russell 2000 Index E-Mini (Long)	2	226,897	226,860	Jun-21	(1,401)
S&P 500 Index E-Mini (Short)	7	1,471,439	1,470,840	Jun-21	(103,998)
U.S. Treasury Note 5 yr (Short)	7	866,961	866,961	Sep-21	(344)
U.S. Treasury Note Ultra 10 yr (Short)	3	434,859	434,859	Sep-21	243

Unrealized appreciation					56,949

Unrealized (depreciation)					(105,743)

Total					$(48,794)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/21 (Unaudited)
Notional amount		Value	Upfront premium received (paid)	Termi- nation date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$277,000	$771	$329	4/20/31	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(792)

Total			$329				$(792)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/21 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$1,435,157	$1,434,281	$—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	$(2,724)
1,209,699	1,208,961	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(1,332)
748,698	748,241	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(824)
398,190	397,947	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(438)
289,072	288,895	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(318)
283,111	282,939	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(312)
240,702	240,555	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(265)
214,225	214,094	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(236)
208,608	208,481	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(230)
204,253	204,128	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(225)
193,593	193,475	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(213)
193,020	192,902	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(212)
165,970	165,868	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(183)
151,298	151,206	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(167)
381,414	380,889	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	(1,668)
378,271	377,751	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	(627)
241,472	241,140	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	(400)
119,863	119,698	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	(199)
87,737	87,616	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	(145)
87,300	87,180	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	(145)
84,157	84,042	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	(139)
74,991	74,888	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	(124)
68,967	68,872	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	(114)
67,221	67,129	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	(111)
66,785	66,693	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	(111)
62,070	61,985	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	(103)
57,269	57,190	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	(95)
56,745	56,667	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	(94)
JPMorgan Chase Bank N.A.
173,227	175,335	—	2/5/22	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Russell 1000 Value Total Return Index — Monthly	2,055

Upfront premium received		—	Unrealized appreciation			2,055

Upfront premium (paid)		—	Unrealized (depreciation)			(11,754)

	Total	$—			Total	$(9,699)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/21 (Unaudited)
Notional amount		Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	$253,000	$2,311	$(4)	4/1/31	2.686% — At maturity	USA Non Revised Consumer Price Index- Urban (CPI-U) — At maturity	$2,307
	763,000	1,459	(8)	4/15/26	2.79% — At maturity	USA Non Revised Consumer Price Index- Urban (CPI-U) — At maturity	1,451

Total			$(12)				$3,758

	CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/21 (Unaudited)
	Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
	NA HY Series 36 Index	B+/P	$(10,357)	$121,000	$11,730	6/20/26	500 bp — Quarterly	$2,398

	Total		$(10,357)					$2,398
*	Payments related to the referenced debt are made upon a credit default event.
**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
***	Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at May 31, 2021. Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Key to holding's abbreviations
bp	Basis Points
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2020 through May 31, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $12,558,166.
(CLN)	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note's value relative to the change in the underlying index.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 8/31/20	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 5/31/21
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$214,650	$1,108,215	$1,322,865	$49	$—
	Putnam Short Term Investment Fund**	8,498,173	4,179,050	5,054,411	10,050	7,622,812

	Total Short-term investments	$8,712,823	$5,287,265	$6,377,276	$10,099	$7,622,812
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund did not have any securities on loan.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $155,000.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $45,000.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $1,428,967 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to manage exposure to market risk and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $11,754 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$103,703	$—	$—
Capital goods	238,462	—	—
Communication services	120,935	—	—
Conglomerates	11,348	—	—
Consumer cyclicals	470,061	—	—
Consumer staples	255,480	—	—
Energy	91,135	—	—
Financials	549,741	—	—
Health care	458,420	—	—
Technology	1,277,416	—	—
Transportation	61,943	—	—
Utilities and power	108,702	—	—

Total common stocks	3,747,346	—	—
Commodity linked notes	—	158,827	—
Investment companies	188,315	—	—
Short-term investments	—	8,632,810	—

Totals by level	$3,935,661	$8,791,637	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(48,794)	$—	$—
Interest rate swap contracts	—	(1,121)	—
Total return swap contracts	—	(5,929)	—
Credit default contracts	—	12,755	—

Totals by level	$(48,794)	$5,705	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	20
Centrally cleared interest rate swap contracts (notional)	$340,000
OTC total return swap contracts (notional)	$9,200,000
Centrally cleared total return swap contracts (notional)	$530,000
Centrally cleared credit default contracts (notional)	$36,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com